Execution Copy

AMENDMENT NO. 2

TO

AMENDED AND RESTATED MARKETING AND PROMOTIONS AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED MARKETING AND PROMOTIONS AGREEMENT (this “Amendment”) is entered into this 1st day of October, 2010, by and among Big Cedar, L.L.C., a Missouri limited liability company (“Big Cedar”), Bass Pro, Inc., a Delaware corporation (“Bass Pro”), Bass Pro Outdoor World, L.L.C., a Missouri limited liability company (“BPOW”), Bass Pro Intellectual Property, L.L.C., a Missouri limited liability company (“BP Intellectual Property”), World Wide Sportsman, Inc., a South Carolina corporation (“WW Sportsman”), Bass Pro Shops Canada, Inc., an Ontario corporation (“BPS Canada”), Bass Pro Shops Canada (Calgary), Inc., a Canada corporation (“BPS Canada Calgary”), Bass Pro Shops Canada (Montreal), Inc., a Canada corporation (“BPS Canada Montreal”), BPIP, LLC, a Virginia limited liability company, (“BPIP”), Tracker Marine, L.L.C., a Missouri limited liability company (“Tracker Marine”), BPS Direct, LLC, a Delaware limited liability company (“BPS Direct”), Bluegreen Vacations Unlimited, Inc., a Florida corporation (“Bluegreen”), and Bluegreen/Big Cedar Vacations, LLC, a Delaware limited liability company (the “Company”). Each of Big Cedar, Bass Pro, BPOW, BP Intellectual Property, WW Sportsman, BPS Canada, BPS Canada Calgary, BPS Canada Montreal, BPIP and BPS Direct is sometimes referred to herein as a “Service Provider,” and they are sometimes collectively referred to herein as the “Service Providers.” Each of Bluegreen and the Company is sometimes referred to herein as an “Advertiser,” and they are sometimes collectively referred to herein as the “Advertisers.”

W I T N E S S E T H:

WHEREAS, each of the Service Providers and the Advertisers previously entered into that certain Amended and Restated Marketing and Promotions Agreement dated as of December 31, 2007, as amended by that certain Amendment No. 1 to Amended and Restated Marketing and Promotions Agreement, dated as of June 26, 2010 (collectively, the “Existing Agreement,” and as the Existing Agreement is amended hereby, the “Agreement”); WHEREAS, in connection with the Company’s acquisition of the 109 Acres Property and the Paradise Point Property, Big Cedar, Bass Pro, Bluegreen, the Company and the other parties hereto now desire to amend the Existing Agreement on the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 7.11 of the Existing Agreement, the Existing Agreement may be modified or amended if such modification or amendment is in writing and signed by each party thereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual promises contained herein, the parties hereby agree to amend the Existing Agreement as follows:

1.	Recitals. The recitals set forth above are true and correct and incorporated herein by reference.

2.	Definitions.

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2.1.	Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Agreement.

2.2.

Each of the defined terms contained in the preamble and recitals of this Amendment are hereby incorporated into the Agreement, and hereby amend and replace any conflicting defined terms set forth in the recitals of the Existing Agreement.

3.	Amendments to Section 1.1 and Modification of Other Terms.

3.1.

The definition of “Red Rock Bluff Property” set forth in Section 1.1(a)(xxx) of the Existing Agreement is hereby deleted and amended and restated in its entirety, as follows, and inserted in its appropriate location within Section 1.1 of the Agreement based upon alphabetical order:

“Long Creek Ranch Property” means that certain property, more particularly described in Exhibit B-2 hereto, purchased by the Company for the development of the Long Creek Ranch Timeshare Project.

3.2.

The definition of “Red Rock Bluff Timeshare Project” set forth in Section 1.1(a)(xxxi) of the Existing Agreement is hereby deleted and amended and restated in its entirety, as follows, and inserted in its appropriate location within Section 1.1 of the Agreement based upon alphabetical order:

“Long Creek Ranch Timeshare Project” means that certain timeshare project to be developed on the Long Creek Ranch Property by the Company in accordance with the terms of the Operating Agreement.

3.3.	The following definitions are hereby inserted in Section 1.1 of the Agreement, in their appropriate locations based upon alphabetical order:

“109 Acres Property” means that certain property, more particularly described in Exhibit B-3 hereto, purchased by the Company for the development of the 109 Acres Timeshare Project.

“109 Acres Timeshare Project” means that certain timeshare project to be developed on the 109 Acres Property by the Company in accordance with the terms of the Operating Agreement.

“Paradise Point Property” means (i) that certain property, more particularly described in Exhibit B-4 hereto, purchased by the Company for the development of the Paradise Point Timeshare Project; and (ii) to the extent and at such time (if any) as it is acquired by the Company, Building 8 of the Paradise Point Resort, as more particularly described on Exhibit B-5 hereto.

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“Paradise Point Timeshare Project” means that certain timeshare project to be developed on the Paradise Point Property by the Company in accordance with the terms of the Operating Agreement.

3.4.	The definition of “Operating Agreement” set forth in Section 1.1(a)(xxvii) of the Existing Agreement is hereby deleted and amended and restated in its entirety as follows:

“Operating Agreement” means that certain Amended and Restated Operating Agreement of the Company, dated as of December 31, 2007, by and between Bluegreen and Big Cedar, as the same may be amended from time to time.

3.5.	The definition of “Timeshare Projects” set forth in Section 1.1(a)(xxxiii) of the Existing Agreement is hereby deleted and amended and restated in its entirety as follows:

“Timeshare Projects” means collectively the Big Cedar Timeshare Project, the Long Creek Ranch Timeshare Project, the 109 Acres Timeshare Project and the Paradise Point Timeshare Project, together with such other timeshare projects as may be owned, developed and sold by the Company from time to time.

3.6.	All references to the term “Red Rock Bluff Property” in the Existing Agreement are hereby deleted and replaced with the term “Long Creek Ranch Property.”

3.7.	All references to the term “Red Rock Bluff Timeshare Project” in the Existing Agreement are hereby deleted and replaced with the term “Long Creek Ranch Timeshare Project.”

3.8.	For purposes of this Amendment and the Existing Agreement, as amended by this Amendment, the term “Agreement” shall refer to the Existing Agreement, as amended hereby and from time to time.

4.	Amendment to Section 2.2. Section 2.2 of the Existing Agreement is hereby deleted and amended and restated in its entirety as follows:

Term. The initial term of this Agreement shall expire on January 1, 2025. This Agreement shall automatically renew for additional one (1) year periods on January 1 each subsequent year unless one party delivers written notice of intent to terminate this Agreement to the other parties on or before September 1 of the preceding year. Notwithstanding the foregoing, if Big Cedar has not received the Annual Prepayment (defined below) for the year 2025 or any succeeding year on or before January 1 of each such renewal year (or within ten (10) days thereafter), any Service Provider may elect to terminate this Agreement for all purposes and with respect to all parties at any time upon written notice to the Advertisers.

5.	Amendment to Section 2.4(f). Section 2.4(f) of the Existing Agreement is hereby deleted and amended and restated in its entirety as follows:

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(f)        Radius Restriction. Notwithstanding anything herein to the contrary, beginning at such time as there are timeshare units available for sale at any of the Timeshare Projects, and continuing until such time as 90% or more of the timeshare interests in all of the Timeshare Projects have been sold, the Bass Pro Shops located in Springfield, Missouri and Branson, Missouri shall not be used to promote or market any Bluegreen Timeshare Facility located within 50 miles of any of the Timeshare Projects, including, without limitation, the Falls Village Resort located in Branson, Missouri.

6.	Additional Exhibits.

6.1.	Exhibit B-3 to this Amendment is hereby inserted as Exhibit B-3 to the Agreement.

6.2.	Exhibit B-4 to this Amendment is hereby inserted as Exhibit B-4 to the Agreement.

6.3.	Exhibit B-5 to this Amendment is hereby inserted as Exhibit B-5 to the Agreement.

7.

Severability. If any provision of this Amendment, or the application of any such provision to any Person or circumstance shall be held to be illegal, invalid or unenforceable under present or future Laws effective during the term hereof, the remainder of this Amendment, or the application of such provision to any other Persons or circumstances, shall not be affected thereby and shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part hereof a provision as similar in terms to such illegal, invalid or unenforceable provision, as may be possible and be legal, valid and enforceable.

8.	GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS INTERNAL CONFLICTS OF LAWS PRINCIPLES.

9.	Effect of Headings. Headings and captions contained in this Amendment in no way define or limit the scope or intent of this Amendment.

10.

Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts shall have been signed by each party and delivered to each other party. Facsimile, email and .pdf signatures hereon shall, for all purposes, be considered originals.

11.

No Other Changes; Conflicts. Except as herein modified, the provisions of the Existing Agreement shall remain unchanged and in full force and effect. In the event of any conflict between the provisions of the Existing Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation

By:
Print Name:
Title:

BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company:

By:
Print Name:
Title:

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BIG CEDAR, L.L.C., a Missouri limited liability company

By: __________________________

James A. Hagale

President

BASS PRO, INC., a Delaware corporation

By: __________________________

James A. Hagale

President and Chief Operating Officer

BASS PRO OUTDOOR WORLD, L.L.C., a Missouri limited liability company

By: __________________________

James A. Hagale

President

BASS PRO INTELLECTUAL PROPERTY, L.L.C., a Missouri limited liability company

By: __________________________

James A. Hagale

Authorized Signatory

WORLD WIDE SPORTSMAN, INC., a South Carolina Corporation

By: __________________________

James A. Hagale

President and Chief Operating Officer

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BASS PRO SHOPS CANADA, INC., an Ontario corporation

By: __________________________

James A. Hagale

President and Chief Operating Officer

BASS PRO SHOPS CANADA (CALGARY), INC., a Canada corporation

By: __________________________

James A. Hagale

President and Chief Operating Officer

BASS PRO SHOPS CANADA (MONTREAL), INC., a Canada corporation

By: __________________________

James A. Hagale

President and Chief Operating Officer

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BPIP, LLC, a Virginia limited liability company

By: __________________________

James A. Hagale

Authorized Signatory

TRACKER MARINE, L.L.C., a Missouri limited liability company

By: __________________________

James A. Hagale

President

BPS DIRECT, LLC, a Delaware limited liability company

By: __________________________

James A. Hagale

President

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EXHIBIT “B-3”

109 ACRES PROPERTY DESCRIPTION

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EXHIBIT “B-4”

PARADISE POINT INITIAL PROPERTY DESCRIPTION

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EXHIBIT “B-5”

PARADISE POINT BUILDING 8 PROPERTY DESCRIPTION

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